31. Other operating income (expenses), net	12 Months Ended
Dec. 31, 2018
Other Operating Income Expenses Net
Other operating income (expenses), net
	2018	2017	2016

Other operating income, net	93,089	75,410	62,570
Other operating expenses	(64,498)	(81,089)	(57,848)

Other operating income (expenses), net	28,591	(5,679)	4,722

Other operating income is comprised by sale of property, plant and equipment, sale of contracts awarded in public bids, right to sell electricity, indemnities and reimbursement of expenses, fines and collaterals, property leases, reuse water, PURA projects and services, net of Cofins and Pasep.

Other operating expenses consist mainly of derecognition of concessions assets due to obsolescence, discontinued construction works, unproductive wells, projects considered economically unfeasible, losses on property, plant and equipment and exceeding cost of electricity sold.